UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2021

Altabancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

Additional Disclosure in Response to Threatened Litigation Relating to the Merger

On or about July 20, 2021, counsel to Altabancorp (the “Company”) and Glacier Bancorp, Inc. (“Glacier”) each received a letter threatening potential litigation from counsel for a potential plaintiff (the “Plaintiff”), a purported shareholder of the Company (the “Demand Letter”). The Demand Letter generally alleges that the registration statement on Form S-4 (the “Registration Statement”) filed in connection with the proposed merger of the Company with and into GBCI (the “Merger”), with GBCI surviving the Merger, omits material information with respect to the Merger. The Demand Letter demands that the Company and GBCI provide additional disclosures in an amendment or supplement to the Registration Statement.

Solely to avoid the costs, risks, and uncertainties inherent in potential litigation, and to allow the Company’s shareholders to vote on the proposals required in connection with the proposed Merger at the special meeting of the Company’s shareholders, the Company has agreed to supplement the disclosures contained in the Proxy Statement/Prospectus (“Additional Disclosures”). The Additional Disclosures are set forth below and should be read in conjunction with the Proxy Statement/Prospectus filed by the Company on July 21, 2021.

The Additional Disclosures moot the disclosure claims asserted in the Demand Letter, and, as a result, the Plaintiff has informed the Company that a lawsuit will not be filed in connection with the claims asserted in the Demand Letter.

The Company and GBCI vigorously deny that they have committed or aided and abetted in the commission of any violation of law or engaged in any of the wrongful acts that were alleged in the Demand Letter, and expressly maintain that, to the extent applicable, they diligently and scrupulously complied with their fiduciary duties and are entering into the agreement to make the Additional Disclosures solely to eliminate the burden and expense of potential litigation, to put the claims that were or could have been asserted to rest, and to avoid any possible delay to the closing of the Merger that might arise from litigation. Nothing in this document shall be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

The Company and GBCI have agreed to make the following amended and supplemental disclosures to the Proxy Statement/Prospectus. This supplemental information should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. Certain terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company and GBCI make the following amended and supplemental disclosures:

The following information supplements the AB Selected Companies Analysis performed by KBW in connection with its opinion, dated May 17, 2021, to the AB Board (the “KBW Opinion”): The low stock price-to-tangible book value per share multiple, low stock price-to-LTM EPS multiple, low stock price-to-2021 estimated EPS multiple and low stock price-to-2022 estimated EPS multiple of the selected companies were 1.00x, 6.6x, 8.6x and 9.5x, respectively.

The following information supplements the Glacier Selected Companies Analysis performed by KBW in connection with the KBW Opinion: The low stock price-to-tangible book value per share multiple, low stock price-to-LTM EPS multiple, low stock price-to-2021 estimated EPS multiple and low stock price-to-2022 estimated EPS multiple of the selected companies were 1.42x, 14.3x, 12.6x and 14.4x, respectively.

The following information supplements the Selected Transactions Analysis performed by KBW in connection with the KBW Opinion: The low stock price-to-tangible book value per share multiple, low price-to-LTM EPS multiple and low core deposit premium of the selected transactions were 1.15x, 10.9x and 2.2%, respectively. For the nine selected transactions in which consensus “street estimates” for the acquired company were available at announcement, the low stock price-to-Forward EPS multiple of the selected transactions was 12.6x. For the 10 selected transactions involving publicly traded acquired companies, the low one-day market premium of the selected transactions was 0.5%.

The following information supplements the AB Dividend Discount Model Analysis, the Glacier Dividend Discount Model Analysis and the Pro Forma Combined Dividend Discount Model Analysis performed by KBW in connection with the KBW Opinion: The separate ranges of discount rates assumed in these analyses were selected taking into account capital asset pricing model implied cost of capital calculations.

In connection with Glacier’s acquisition of Heritage Bancorp in July of 2019 and its acquisition of State Bank Corp. in February of 2020, KBW received aggregate fees of approximately $2,540,000 from Glacier.

Caution Regarding Forward-Looking Statements

This Current Report may contain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of the Company and GBCI, the expected timing of completion of the transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: (i) changes in general economic, political, or industry conditions; (ii) the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations, and financial condition of the Company and GBCI; (iii) uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve Board; (iv) volatility and disruptions in global capital and credit markets; (v) movements in interest rates; (vi) reform of LIBOR; (vii) impacts of existing and increasing governmental regulation and related costs and liabilities; (viii) the potential existence of significant deficiencies or material weakness in our internal control over financial reporting; (ix) increased competition in the markets of the Company and GBCI; (x) the success, impact, and timing of business strategies of the Company and GBCI; (xi) the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; (xii) the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); (xiii) the failure to obtain shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all or other delays in completing the transaction; (xiv) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; (xv) the outcome of any legal proceedings that may be instituted against the Company or GBCI; (xvi) the possibility that the proposed transaction may be less accretive than expected, or may be dilutive, and the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where the Company and GBCI do business; (xvii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xviii) diversion of management’s attention from ongoing business operations and opportunities; (xix) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (xx) the dilution caused by GBCI’s issuance of additional shares of its capital stock in connection with the transaction; (xxi) the existence of unforeseen liabilities of the Company or GBCI; and (xxii) other factors that may affect the future results of the Company and GBCI. Additional factors that could cause results to differ materially from those described above can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as amended, and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with the SEC and available in the “Investor Relations” section of the Company’s website, www.altabancorp.com, under the heading “SEC Filings” and in other documents the Company files with the SEC, and in GBCI’s Annual Report on Form 10-K for the year ended December 31, 2020 and in its subsequent Quarterly Reports on Form 10-Q, including in the respective Risk Factors sections of such reports, as well as in subsequent SEC filings, each of which is on file with and available in the “Corporate Information” section of GBCI’s website, www.glacierbancorp.com, under the heading “SEC Filings” and in other documents GBCI files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither the Company nor GBCI assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This communication is being made in respect of a proposed business combination involving the Company and GBCI. In connection with the proposed transaction, GBCI has filed a registration statement on Form S-4/A with the SEC, which was filed with the SEC on July 16, 2021 and declared effective on July 20, 2021. The registration statement includes a proxy statement of the Company that also constitutes a prospectus of GBCI, which was sent to the shareholders of the Company. Shareholders of the Company are advised to read the proxy statement/prospectus and any other relevant documents filed with the SEC, because they contain important information about GBCI, the Company and the proposed transaction.

THE COMPANY AND GBCI URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH

THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company may be obtained free of charge on the Company’s website at www.altabancorp.com or by directing a written request to Altabancorp, 1 East Main Street, American Fork, Utah 84003, ATTN: Corporate Secretary. Copies of documents filed with the SEC by GBCI may be obtained free of charge on GBCI’s website at www.glacierbancorp.com or by directing a written request to Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901, ATTN: Corporate Secretary.

Participants in the Solicitation

Each of the Company, GBCI and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s shareholders in connection with the proposed transaction and information regarding the identity of the participants and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement/prospectus described above when filed with the SEC. Additional information regarding the Company’s executive officers and directors is included in the Company’s Amendment No. 1 to its Annual Report on Form 10-K, which was filed with the SEC on April 29, 2021. Additional information regarding GBCI’s executive officers and directors is included in GBCI’s definitive proxy statement, which was filed with the SEC on March 16, 2021. You can obtain free copies of these documents using the information in the paragraph immediately above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTABANCORP

Date: August 2, 2021	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer